                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         January 9, 2006
                                                --------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-17962               43-1461763
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

       4551 W. 107th Street, Overland Park, Kansas                 66207
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code         (913) 967-4000
                                                  ------------------------------

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On January 9, 2006, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports December Comparable
Sales; Updates 2005 Earnings Guidance and Provides 2006 Outlook." The release is attached hereto as Exhibit 99.1.

Item 7.01.   Regulation FD Disclosure.

     The release also contains the Company's business outlook for 2006.

Item 9.01.   Financial Statements and Exhibits.

     (c)     EXHIBITS. The following exhibit is filed herewith:

             99.1   Press release of Applebee's International, Inc., dated
                    January 9, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 9, 2006

                                       APPLEBEE'S INTERNATIONAL, INC.

                                       By:      /s/ Steven K. Lumpkin
                                           -------------------------------------
                                            Steven K. Lumpkin
                                            Executive Vice President and
                                            Chief Financial Officer

                                  Exhibit Index

Exhibit
Number            Description

 99.1             Press release of Applebee's International, Inc., dated
                  January 9, 2006.